SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2008

IMPERIAL SUGAR COMPANY

(Exact name of registrant as specified in its charter)

TEXAS	000-16674	74-0704500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE IMPERIAL SQUARE P. O. BOX 9 SUGAR LAND, TEXAS	77487
(Address of principal executive offices)	(Zip Code)

(281) 491-9181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03. Material Modification to the Rights of Security Holders.

On October 10, 2008, Imperial Sugar Company (the “Company”) and The Bank of New York (the “Rights Agent”) entered into an amendment (the “Amendment”) to the Rights Agreement, dated as of December 31, 2002, between the Company and the Rights Agent (the “Rights Agreement”) following public disclosure by Barclays PLC (“Barclays”) of beneficial ownership of 3,338,051 shares of Common Stock previously owned by Lehman Brothers Inc. The Amendment amends certain definitions of the Rights Agreement to provide that Barclays, together with its affiliates and associates, will not be deemed an “Acquiring Person” under the Rights Agreement as long at their beneficial ownership does not exceed the sum of (a) 3,338,051 shares of Common Stock or such lesser amount beneficially owned by them as a result of dispositions, sales or transfers occurring after the date of the Amendment and (b) 1% or more of the then-outstanding shares of Common Stock. The Amendment also provides that up to 7.5% of the outstanding Common Stock will not be included in the foregoing share ownership calculation if such shares are held (i) for the sole purpose of maintaining an index or model-driven fund, (ii) may be “disaggregated” from securities holdings of Barclays Capital Inc. for purposes of reporting under Sections 13 and 16 of the Securities Exchange Act, and (iii) Barclays PLC, Barclays Bank PLC and Barclays Capital Inc. exercise no voting or investment authority or power over those shares.

The Amendment affects the Common Stock of the Company (to which the rights under the Rights Agreement are attached). It has the general effect on the holders of Common Stock of not having the consequences set forth in the Rights Agreement of a person becoming an “Acquiring Person” occur as a result of Barclays being the beneficial owner of more than 15% of the Company’s outstanding Common Stock, subject to the terms and conditions set forth in the Rights Agreement. The foregoing description of the Amendment and its effects on the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as an exhibit hereto, and the Rights Agreement, as previously filed with the Securities and Exchange Commission as Exhibit 4(a) to the Company’s Annual Report on Form 10-K for the year ended September 30, 2002.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Amendment, dated October 10, 2008, to Rights Agreement between Imperial Sugar Company and The Bank of New York

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL SUGAR COMPANY

Date: October 14, 2008	By:	/s/ John C. Sheptor
Name: John C. Sheptor
Title: President and Chief Executive Officer

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